Exhibit 10.17

Certain portions of this document have been omitted pursuant to Item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The marked information has been omitted because it is (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[Note: Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K.]

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 15, 2020 (this “Amendment”), is made and entered into by and among LANDSEA HOMES- WAB 2 LLC, a Delaware limited liability company (the “Borrower”), WESTERN ALLIANCE BANK, an Arizona corporation (“WAB”), as Administrative Agent (in such capacity, the “Administrative Agent”), the lenders party to the Credit Agreement, and the other Loan Parties as of the date hereof.

RECITALS:

WHEREAS, reference is made to the Credit Agreement dated as of January 15, 2020 (as amended, supplemented or otherwise modified to the date hereof, the “Credit Agreement”), by and among the Borrower, the lenders from time to time party thereto and the Administrative Agent;

WHEREAS, it is intended that (a) the Borrower will obtain the Incremental Commitments (as defined below) and (b) the proceeds of the borrowings under the Incremental Commitments will be used (i) by Borrower and its Subsidiaries as provided in the Credit Agreement and (ii) to pay fees and expenses incurred in connection with the foregoing (the transactions described in this paragraph, collectively, the “Transactions”);

WHEREAS, subject to the terms and conditions of the Credit Agreement, and pursuant to Section 2.13 of the Credit Agreement, the Borrower has requested that (a) WAB provide additional Commitments for Revolving Loans in the aggregate principal amount of $ 10,000,000 (such transaction, the “Revolving Commitment Increase”), and (b) the Credit Agreement be amended in the manner provided for herein; and

WHEREAS, WAB is willing to increase its Commitment to the Borrower on the Incremental Amendment Effective Date (as defined below), and the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions set forth herein and in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Incremental Loans. WAB (also referred to herein as ” Incremental Lender”) will increase its Commitment to Borrower to make Revolving Loans, in each case from and after the Incremental Amendment Effective Date in U.S. Dollars in an aggregate principal amount equal to the amount under the heading “Incremental Commitment” set forth opposite such Lender’s name on Schedule I attached hereto (each, an “Incremental Commitment” and, collectively, the “Incremental Commitments”), on the terms set forth herein and in the Credit Agreement (as amended hereby), and subject to the conditions set forth herein. The Incremental Commitment shall be deemed to be a “Commitment” and “Incremental Commitment” as each such term is defined in the Credit Agreement (as amended hereby) for all purposes of the Loan Documents having terms and provisions identical to those applicable to the Commitments outstanding immediately prior to the Incremental Amendment Effective Date (the “Existing Revolving Commitments”).

SECTION 3. Amendments to Credit Agreement; Other Agreements.

(a)  Amendments to Credit Agreement. The Credit Agreement is hereby modified as follows:

(i)    The definition of “Applicable MAA Percentage” is hereby amended in its entirety and restated to provide as follows:

“Applicable MAA Percentage” means [***]

(ii)   Section 3.4(b) of the Credit Agreement is amended in its entirety and restated to provide as follows:

“(b) Lot Limit; Reductions in Lot Limit. At all times, the aggregate Maximum Allowed Advance with respect to all Lots included in the Borrowing Base will not at any one time exceed the lesser of (i) 50% of the total Maximum Allowed Advances of the Eligible Assets in the Borrowing Base, or (ii) 50% of the Commitments of the Lenders. The total aggregate number of A&D Lots and Finished Lots included in the Borrowing Base for any Approved Subdivision will not exceed the Lot Limit for such Subdivision, and any of such Lots in excess of the Lot Limit will not be Eligible Assets. In Land Development Subdivisions, and for so long as such Subdivision remains a Land Development Subdivision, (i) at the end of the ninth calendar month after the initial Lot Eligibility Date for any Lot in such Subdivision, the Lot Limit for such Subdivision will reduce by 10% and (ii) as of the last day of each third month thereafter, the Lot Limit for such Subdivision will reduce by an additional 10% from the original Lot Limit for such Subdivision (e.g., only 90% of the Lots may be Eligible Assets after the ninth month, only 80% of the Lots may be Eligible Assets after the 12th month, and only 70% of the Lots may be Eligible Assets after the 15th month). Administrative Agent may determine which Lots are excluded from being classified as Eligible Assets due to the Lot Limit being exceeded.”

(b)  Side Letter. The parties agree the Side Letter dated January 15, 2020, by Administrative Agent, Borrower and Guarantors is terminated, and accordingly, the Margin Values of the Eligible Assets from and after the date hereof will be determined in accordance with the Credit Agreement.

(c)  Marketside II Subdivision. With respect to the Subdivision known as “Marketside II”, Borrower has requested that Administrative Agent and Lenders permit Real Estate Inventory in such Subdivision be classified as Eligible Assets, notwithstanding the fact that such property is encumbered by (1) a deed of trust dated November 6, 2018, for the benefit of DMB White Tank, LLC, and recorded in the official records of Maricopa County, Arizona as instrument no. 20180826779, and (2) a deed of trust dated December 27, 2019, for the benefit of VMS72 Holdings, LLC, and recorded in Maricopa County, Arizona as Instrument No. 20191056060 (such deeds of trust, individually and collectively, the “Marketside Deed of Trust”). The parties acknowledge the Marketside Deeds of Trust are not Permitted Exceptions (as defined in the Credit Agreement), however, Administrative Agent and Lenders have agreed to permit such Real Estate Inventory in the “Marketside II” project to be Eligible Assets, subject to all other terms, conditions and limitations in the Credit Agreement, provided that the following additional terms, limitations, requirements and conditions will apply with respect to the Marketside II Subdivision:

(i)    Not later than May 29, 2020, Borrower will cause the Cash Collateral Conditions to be satisfied;

(ii)   Until the Cash Collateral Conditions are satisfied, if any Eligible Assets in the Borrowing Base are located within the “Marketside II” Subdivision, the total Asset Value of the Borrowing Base will be reduced by [***];

(iii)  Once the Cash Collateral Conditions are satisfied, the balance of the funds in the Cash Collateral Account (the “Minimum Balance”) must be no less than (1) the number of Lots and Units in the Marketside II Subdivision that are Eligible Collateral, multiplied by (2) [***]. If no Event of Default is continuing and the balance in the Cash Collateral Account exceeds the Minimum Balance, upon request by Borrower, Administrative Agent will release the excess amount in the Cash Collateral Account to Borrower concurrently with making a Revolving Loan to Borrower, provided such funds will not be released more frequently than monthly. Funds held in the Cash Collateral Account will count towards Parent’s compliance with the minimum deposit requirements in Section 7.13(b) of the Credit Agreement. Upon the release of the Marketside Deeds of Trust from all Eligible Collateral in the Marketside II Subdivision, and provided no Event of Default is continuing, the funds in the Cash Collateral Account will be released to Borrower; and

(iv)  If any default occurs with respect to any obligation secured by any Marketside Deeds of Trust, or any beneficiary or secured party with respect to any Marketside Deed of Trust commences the enforcement of any remedies pursuant to a Marketside Deed of Trust, then the Real Estate Inventory subject to such Marketside Deed of Trust will no longer constitute an Eligible Asset.

“Cash Collateral Conditions” means that (1) Borrower has established a deposit account (the “Cash Collateral Account ”) with Western Alliance Bank and deposited into such account funds in the amount of at least [***]; and (2) Borrower has executed and delivered to Administrative Agent a cash collateral security agreement in form and substance acceptable to Administrative Agent, granting Administrative Agent a security interest in the Cash Collateral Account and all money held in such account.

SECTION 4. Conditions Precedent to Incremental Loans. This Amendment, and Incremental Lender’s obligation to provide the Incremental Commitments pursuant to this Amendment, shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “Incremental Amendment Effective Date”):

(a)  The Administrative Agent shall have received from the Borrower, each other Loan Party and Incremental Lender a counterpart of this Amendment duly executed and delivered on behalf of such party and a fully executed consent and reaffirmation of the Intercompany Subordination Agreement, by the parties thereto, in form and substance acceptable to Administrative Agent.

(b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders (including, without limitation, the

Incremental Lender) and dated the Incremental Amendment Effective Date) of counsel for the Loan Parties in form and substance reasonably satisfactory to the Administrative Agent.

(c)  The Administrative Agent shall have received a certificate of Borrower, dated the Incremental Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent, executed by any Responsible Officer of Borrower, including or attaching (i) copies of resolutions of the board of directors and/or similar governing bodies of Borrower approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified as of the Incremental Amendment Effective Date by a secretary, an assistant secretary or a Responsible Officer of Borrower as being in full force and effect without modification or amendment, and (ii) the documents or certifications, as applicable, referred to in paragraph (d) of this Section, or otherwise certifying such documents provided to Administrative Agent in connection with the closing of the Credit Agreement or subsequent Subsidiary Guarantees by Subsidiary Guarantors (as applicable) remain in full force and effect, and without amendment or modification.

(d)  The Administrative Agent shall have received (i) as to each Loan Party, either (x) a copy of each certificate or articles of incorporation or organization or other applicable constitutive documents of such Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s certificate or articles of incorporation or organization or other applicable constitutive documents most recently certified and delivered to the Administrative Agent prior to the Incremental Amendment Effective Date pursuant to the Loan Documents remain in full force and effect on the Incremental Amendment Effective Date without modification or amendment since such original delivery, (ii) as to each Loan Party, either (x) signature and incumbency certificates of the Responsible Officers of such Loan Party executing the Loan Documents to which it is a party or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s signature and incumbency certificates most recently delivered to the Administrative Agent prior to the Incremental Amendment Effective Date pursuant to the Loan Documents remain true and correct as of the Incremental Amendment Effective Date, and (iii) a certificate of existence or good standing (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation as of a reasonably recent date.

(e)  The Administrative Agent shall have received for Incremental Lender, that shall have requested a promissory note, a duly completed and executed promissory note for Incremental Lender.

(f)  The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Incremental Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party.

(g)  The Administrative Agent shall have received such other documents and agreements as required by Administrative Agent in connection with this Amendment.

(h)  The Administrative Agent shall have received such UCC search results, title reports, title policies, and title insurance endorsements as Administrative Agent shall require.

(i)  The Administrative Agent and Incremental Lender shall have received, at least three Business Days prior to the Incremental Amendment Effective Date, all documentation and other information about the Borrower and the other Loan Parties as shall have been requested prior to the Incremental Amendment Effective Date by the Administrative Agent or such Incremental Lender that they shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

(j)  Upon the effectiveness of this Amendment and both immediately before and immediately after giving effect to this Amendment, no Default or Event of Default shall exist.

(k) The representations and warranties in Section 5 of this Amendment shall be true and correct in all material respects.

The Administrative Agent shall notify the Borrower and the Lenders of the Incremental Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Representations and Warranties. In order to induce the Lenders, Incremental Lender and the Administrative Agent to enter into this Amendment and to induce the Incremental Lender to provide the Incremental Commitments hereunder, the Borrower hereby represents and warrants to the Lenders, Incremental Lender and the Administrative Agent on and as of the Incremental Amendment Effective Date that:

(a)  Existence, Qualification and Power. The Borrower and each Loan Party (i) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (x) own or lease its assets and carry on its business and (y) execute, deliver and perform its obligations under the Amendment and the other Loan Documents to which it is a party, and (iii) is duly qualified and is licensed and, as applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Change.

(b)  Authorization; No Contravention. The execution, delivery and performance by the Borrower of the Amendment and each Loan Document to which it is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any material contractual obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any Subsidiary or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or any Subsidiary or its property is subject or (c) violate any law in any material respect.

(c)  Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment or any other Loan

Document, except for such approvals, consents, exemptions, authorizations, actions or notices that have been duly obtained, taken or made and in full force and effect.

(d)  Execution and Delivery; Binding Effect. This Amendment has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by the Loan Parties party thereto. This Amendment constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

(e)  Credit Agreement Representations and Warranties. The representations and warranties of the Borrower and the other Loan Parties set forth in the Credit Agreement or in any other Loan Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the Incremental Amendment Effective Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

SECTION 6. Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated thereby, including the extension of credit in the form of the Incremental Commitments. Each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party, (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Administrative Agent and Lenders, and (c) acknowledges that from and after the date hereof, all Incremental Commitments and Revolving Loans under the Credit Agreement from time to time outstanding shall be deemed to be Borrower Obligations.

SECTION 7. Miscellaneous.

(a)  Release. Each Loan Party fully, finally, and forever releases and discharges Administrative Agent, Lenders and their successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that such Loan Party has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Administrative Agent or Lenders in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Amendment.

(b)  Recordation of the Incremental Loans. Upon execution and delivery hereof, the Administrative Agent will record in the Register the Incremental Commitments made by the Incremental Lender.

(c)  Amendment, Modification and Waiver. This Amendment may not be amended and no provision hereof may be waived except pursuant to a writing signed by each of the parties hereto.

(d)  Entire Agreement. This Amendment, the Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

(e)  Governing Law. This Amendment and any claims controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of Arizona.

(f)  Jurisdiction. The Borrower and each other Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, or any Related Party of the foregoing in any way relating to this Amendment, the Credit Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Arizona sitting in Maricopa County, and of the United States District Court of the District of Arizona, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Arizona State court or, to the fullest extent permitted by applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Borrower or its properties in the courts of any jurisdiction.

(g)  Waiver of Venue. The Borrower and each other Loan Party irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (e) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(h)  Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.1 of the Credit Agreement. Nothing in this Amendment or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.

(i)  WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD

NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. WITHOUT LIMITING THE FOREGOING WAIVER OF JURY TRIAL, SECTION 10.12 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED HEREIN BY REFERENCE.

(j)  Severability. Any term or provision of this Amendment that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

(k)  Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5 hereof, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

(l)  Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(m)  Reference to and Effect on the Credit Agreement and the Other Loan Documents. On and after the Incremental Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or Lender under, the Credit Agreement or any of the other Loan Documents. This Amendment shall be deemed to be a Loan Document as defined in the Credit Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ADMINISTRATIVE AGENT:

WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/ Tim R. Brackner
Name:	Tim R. Brackner
Title:	CCO

[Signature Page to First Amendment to Credit Agreement]

LENDER:

WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/ Tim R. Brackner
Name:	Tim R. Brackner
Title:	CCO

[Signature Page to First Amendment to Credit Agreement]

BORROWER:

LANDSEA HOMES- WAB 2 LLC, a Delaware limited liability company

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

LANDSEA HOLDINGS CORPORATION, a Delaware corporation

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

LANDSEA HOMES INCORPORATED, a Delaware corporation

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

GARRETT WALKER HOMES, LLC, an Arizona limited liability company

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

AV1, LLC, an Arizona limited liability company

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

GWH NCC, LLC, an Arizona limited liability company

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

GWH MOUNTAIN VIEWS, LLC, an Arizona limited liability company

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

BETHANY RANCH, LLC, an Arizona limited liability company

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

GWH GRAND VILLAGE, LLC, an Arizona limited liability company

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

GWH NCC-71, LLC, an Arizona limited liability company

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

GWH PARK FOREST, LLC, an Arizona limited liability company

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

GWH WEST POINTE ESTATES, LLC, an Arizona limited liability company

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

GWH WEST POINTE VILLAGE, LLC, an Arizona limited liability company

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

GWH TRENTON PARK, LLC, an Arizona limited liability company

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

GWH SUNDANCE, LLC, an Arizona limited liability company

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

GWH NORTHERN FARMS, LLC, an Arizona limited liability company

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

GWH NCC 13 & 14, LLC, an Arizona limited liability company

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

ACOMA COURT, LLC, an Arizona limited liability company

	By:	/s/ John Ho
John Ho, Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

PINNACLE WEST HOMES M72 LLC, an Arizona limited liability company

	By:	/s/ John Ho
	Name:	John Ho
	Title:	Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

LS-ONTARIO LLC, a Delaware limited liability company

	By:	/s/ John Ho
	Name:	John Ho
	Title:	Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

GWH SUNSET FARMS, LLC, an Arizona limited liability company

	By:	/s/ John Ho
	Name:	John Ho
	Title:	Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR:

GWH NCC 9 & H, LLC, an Arizona limited liability company

	By:	/s/ John Ho
	Name:	John Ho
	Title:	Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]